Note 15 - Derivative Liability (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis

Financial assets and liabilities measured at fair value on a recurring basis are summarized below and disclosed on the balance sheet:

Fair Value Measurement Using
Carrying Value	Level 1	Level 2	Level 3	Total
-0-	-	-	-0-	-0-
$-0-	$-	$-	$-0-	$-0-

Assets and Liabilities, Changes in Fair Value, Recurring Basis

The table below provides a summary of the changes in fair value, including net transfers in and/or out, of all financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during year ended December 31, 2015.

Derivative Liability
Fair value, December 31, 2014	$819,922
Additions	-0-
Change in fair value	-0-
Transfers in and/or out of Level 3	(819,922)
Fair value, December 31, 2015	$-0-